PennantPark Investment Corporation Schedules Earning Release of Fiscal Year 2013 Results

NEW YORK, NY -- (Marketwired - October 04, 2013) - PennantPark Investment Corporation (the "Company") (NASDAQ: PNNT) announced today that it will report results for the fiscal year ended September 30, 2013 on Wednesday, November 13, 2013 after the close of the financial markets.

The Company will also host a conference call at 10:00 a.m. (Eastern Time) on Thursday, November 14, 2013 to discuss its financial results. All interested parties are welcome to participate. You can access the conference call by dialing (800) 967-7138 approximately 5-10 minutes prior to the call. International callers should dial (719) 325-2199. All callers should reference PennantPark Investment Corporation. An archived replay of the call will be available through November 28, 2013 by calling (888) 203-1112. International callers please dial (719) 457-0820. For all phone replays, please reference conference ID #7110711.

ABOUT PENNANTPARK INVESTMENT CORPORATION

The Company is a business development company which principally invests in U.S. middle-market private companies in the form of senior secured loans, mezzanine debt, and equity investments. From time to time, the Company may also invest in public companies whose securities are thinly traded. The Company is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

CONTACT:
Aviv Efrat
PennantPark Investment Corporation
(212) 905-1000
www.pennantpark.com